Exhibit 77Q1(a) to ACAAP 07.31.2008 NSAR


     1. Articles Supplementary dated March 6, 2008, filed as Exhibit 99.A2 to Form 485A Post-Effective Amendment No. 8 to the Registrant's Registration Statement filed on Form N-1A 03/06/08, and incorporated herein by reference.